UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8443

Salomon Brothers Variable Series Funds Inc

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Salomon Brothers Asset Management Inc

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 725-6666

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual

Report

2004

DECEMBER 31, 2004

♦	TOTAL RETURN FUND

MORNING EDITION.—NEW YORK,
SAGAX.Q
11.93 +.16
SINAX.Q
21.99 +.41
13.02
J. K. RICE, JR. & CO.

R. JAY GERKEN, CFA

Chairman, President and

Chief Executive Officer

DEAR SHAREHOLDER,

Despite sharply rising oil prices, threats of terrorism, geopolitical concerns and uncertainties surrounding the Presidential election, the U.S. economy continued to expand during the year. Following a robust 4.5% gain in the first quarter of 2004, gross domestic producti (“GDP”) growth was 3.3% in the second quarter of the year. This decline was largely attributed to higher energy prices. However, third quarter 2004 GDP growth was a strong 4.0%. While fourth quarter GDP figures have not yet been released, continued growth is expected.

Turning to the stock market, equities in both the U.S. and abroad rallied sharply during the fourth quarter of 2004, helping to produce solid gains for the year. With the uncertainty of the Presidential election behind them, coupled with falling oil prices, investors were drawn to the equity markets. For the sixth consecutive year, small-cap stocks outperformed their large-cap counterparts. In addition, value stocks significantly beat growth stocks in 2004.

Given the overall strength of the economy, Federal Reserve Boardii (“Fed”) monetary policy was seen as highly accommodative and expectations were that it would start raising interest rates to ward off the threat of inflation. As expected, the Fed raised its target for the federal funds rateiii by 0.25% to 1.25% at the end of June 2004 — the first rate increase in four years. The Fed again raised rates in 0.25% increments during August, September, November, and December, bringing the target for the federal funds rate to 2.25%. After the end of the fund’s reporting period, at their February meeting, the Fed once again raised the target rate by 0.25% to 2.50%.

Please read on for a more detailed look at prevailing economic and market conditions during the fund’s fiscal year and to learn how those conditions may have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund’s Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

As previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”) and Citicorp Trust Bank (“CTB”), an affiliate of CAM, that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against CAM, CTB, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of an internal transfer agent unit that serves various CAM-managed funds. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund. For further information, please see the “Additional Information” note in the Notes to the Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer February 3, 2005

SPECIAL SHAREHOLDER NOTICE

Effective August 1, 2004, the management fee, which is calculated daily and payable monthly, was reduced from 0.80% to 0.75% of the fund’s average daily net assets. In addition, effective August 1, 2004, the fund no longer pays an administration fee. Prior to August 1, 2004, the fund paid Smith Barney Fund Management LLC an annual administration fee of 0.05% of the fund’s average daily net assets.

PERFORMANCE UPDATE1

For the 12 months ended December 31, 2004, Class I shares of the Salomon Brothers Variable Total Return Fund, returned 8.74%. These shares outperformed the fund’s unmanaged benchmark, the Citigroup Broad Investment Grade Bond Indexiv, which returned 4.48%, and underperformed the fund’s other unmanaged benchmark, the S&P 500 Indexv, which returned 10.87%, for the same period. They also outperformed the Lipper Variable Flexible Portfolio Funds Category Average2, which was 8.25%.

PERFORMANCE SNAPSHOT

AS OF DECEMBER 31, 2004

(unaudited)

	6 Months	12 Months

Variable Total Return Fund — Class I Shares	5.68%	8.74%

Citigroup Broad Investment Grade Bond Index	4.29%	4.48%

S&P 500 Index	7.19%	10.87%

Lipper Variable Flexible Portfolio Funds Category Average	6.08%	8.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost.

Current reimbursements and/or fee waivers are voluntary, and may be reduced or terminated at any time. Absent these reimbursements or waivers, performance would have been lower.

Fund returns assume the reinvestment of income dividends and capital gains distributions at net asset value and the deduction of all fund expenses. Class II shares returned 5.58% over the six months ended December 31, 2004 and 8.49% over the twelve months ended December 31, 2004.

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 79 funds for the six-month period and among the 78 funds for the 12-month period in the fund’s Lipper category.

MARKET/ECONOMIC OVERVIEW

The stock market entered 2004 coming off its best year since before the technology bubble began to burst in 2000, as the S&P 500 Index rose over 28% in 2003. With increased valuations and questions about the sustainability of earnings growth, investors also worried about the upcoming election, terrorism, the trade deficit, and rising interest rates. This caused stocks to trend somewhat lower for most of the year. However, in the fourth quarter the market snapped back as most of these concerns seemed to dissipate.

[1]	The fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. Its objective is to preserve, through investment, the purchasing value of the annuity, which otherwise is subject to erosion through inflation. The fund’s performance returns do not reflect the deduction of initial sales charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the fund. Past performance is no guarantee of future results.
[2]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2004, including the reinvestment of dividends and capital gains, if any, calculated among the 78 funds in the fund’s Lipper category.

The election, with its decisive outcome and President Bush’s assured support of lower dividend and capital gains tax policy, was also a catalyst for the year-end rally. In spite of the economic expansion and higher interest rates, the overall bond market generated positive returns during the fiscal year. During this period, riskier asset classes, such as high yield bonds, generated the strongest results.

CONTRIBUTORS TO PERFORMANCE

The fund continued to maintain a blend of approximately 50% equities and 50% fixed income securities as we strived to generate above average income. In the equity component of the portfolio, we maintained our style of investing, which calls for focusing on what we believe to be reasonably valued, large, well established companies, with good growth opportunities. During the year, we had an overweight position in the financials and energy sectors, which were the largest contributors to performance. The biggest detractors to performance were our holdings in the healthcare and materials sectors.

In the fixed income component of the portfolio, we stayed conservative with respect to duration, which detracted somewhat from performance, even though the Fed raised short-term interest rates five times during the year. We also maintained an underweight position in agencies (Fannie Maevi and Freddie Macvii), because of our concern about headline risk. This was also a slight drag on performance. Enhancing results was our positioning for a flattening yield curve, which came to pass as short-term interest rates rose and long-term interest rates ended the year close to where they began. Our overweight position in corporate bonds also contributed to performance.

Thank you for your investment in the Salomon Brothers Variable Total Return Fund. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the fund’s investment goals.

Sincerely,

George J. Williamson

Executive Vice President

January 14, 2005

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The fund’s portfolio composition (as a percentage of net assets) as of December 31, 2004 was: Common Stock (64.3%), U.S. Government Agencies and Obligations (19.4%), Repurchase Agreements (14.6%), Corporate Bonds & Notes (11.1%), Asset-Backed Securities (2.8%), Sovereign Bonds and Warrants (0.3%). The fund’s portfolio composition is subject to change at any time.

RISKS: As interest rates rise, bond prices fall, reducing the value of the fund’s share price. The fund may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on fund performance. Derivatives can disproportionately increase losses as stated in the prospectus. High yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is a market value of goods and services produced by labor and property in a given country.
ii	The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.
iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.
iv	The Citigroup Broad Investment Grade Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities.
[v]	The S&P 500 Index is a market capitalization-weighted index of 500 widely held common stocks.
vi	Federal National Mortgage Association (“Fannie Mae”) obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some mortgages that are not backed by the U.S. government.
vii	Federal Home Loan Mortgage Corp. (“Freddie Mac”) are mortgage-backed securities, issued in minimum denomination of $25,000, that are packaged, guaranteed and sold by the Federal Home Loan Mortgage Corp.

Fund at a Glance

(unaudited)

Fund Expenses

(unaudited)

EXAMPLE

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on July 1, 2004 and held for the six months ended December 31, 2004.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class I	5.68%	$1,000.00	$1,056.80	0.96%	$4.96
Class II	5.58	1,000.00	1,055.80	1.25	6.46
(1)	For the six months ended December 31, 2004.
(2)	Assumes reinvestment of dividends and capital gains distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary expense reimbursement) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Fund Expenses

(unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class I	5.00%	$1,000.00	$1,020.31	0.96%	$4.88
Class II	5.00	1,000.00	1,018.85	1.25	6.34
(1)	For the six months ended December 31, 2004.
(2)	Expenses (net of voluntary expense reimbursement) are equal to each class' respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

The following graph depicts the performance of the Total Return Fund — Class I Shares versus the Citigroup Broad Investment Grade Bond Index, the S&P 500 Index and the 50% Citigroup Broad Investment Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for direct investment and are unmanaged. The comparison is shown for illustrative purposes only.

Average Annual Total Returns(1) (unaudited)

	Class I	Class II
Twelve Months Ended 12/31/04	8.74%	8.49%
Five Years Ended 12/31/04	4.67	N/A
Inception* through 12/31/04	4.36	9.53

Cumulative Total Returns(1) (unaudited)

Class I (Inception* through 12/31/04)	34.02%
Class II (Inception* through 12/31/04)	15.36
(1)	Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the total returns. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
*	Inception dates for Class I and II shares are February 17, 1998 and June 6, 2003, respectively.

Schedule of Investments

December 31, 2004

Shares	Security	Value
COMMON STOCK — 64.3%
CONSUMER DISCRETIONARY — 10.0%
Automobiles — 0.2%
3,174	DaimlerChrysler AG (a)	$152,511

Hotels, Restaurants & Leisure — 0.9%
24,400	McDonald’s Corp.	782,264

Leisure Equipment & Products — 0.2%
6,600	Eastman Kodak Co. (a)	212,850

Media — 5.4%
19,395	Comcast Corp., Class A Shares (b)	645,465
27,989	The DirecTV Group, Inc. (b)	468,536
21,875	Liberty Media Corp., Class A Shares (b)	240,187
1,312	Liberty Media International, Inc., Class A Shares (b)	60,654
136,260	News Corp., Class A Shares	2,542,612
53,000	Time Warner, Inc. (b)	1,030,320

		4,987,774

Multiline Retail — 1.7%
19,200	Federated Department Stores, Inc.	1,109,568
8,700	Wal-Mart Stores, Inc.	459,534

		1,569,102

Specialty Retail — 1.6%
33,800	The Home Depot, Inc.	1,444,612

	TOTAL CONSUMER DISCRETIONARY	9,149,113

CONSUMER STAPLES — 9.2%
Beverages — 2.6%
13,500	Anheuser-Busch Cos., Inc.	684,855
19,200	The Coca-Cola Co.	799,296
16,900	PepsiCo, Inc.	882,180

		2,366,331

Food & Drug Retailing — 2.4%
46,500	The Kroger Co. (b)	815,610
71,900	Safeway, Inc. (b)	1,419,306

		2,234,916

Food Products — 0.8%
9,800	H.J. Heinz Co.	382,102
13,900	Sara Lee Corp.	335,546

		717,648

Household Products — 2.0%
5,800	Colgate-Palmolive Co.	296,728
6,000	Kimberly-Clark Corp.	394,860
20,600	The Procter & Gamble Co.	1,134,648

		1,826,236

Personal Products — 1.4%
29,000	The Gillette Co.	1,298,620

	TOTAL CONSUMER STAPLES	8,443,751

ENERGY — 4.7%
Energy Equipment & Services — 3.3%
26,600	Diamond Offshore Drilling, Inc.	1,065,330
7,100	Schlumberger Ltd.	475,345
34,700	Transocean, Inc. (b)	1,470,933

		3,011,608

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
Oil & Gas — 1.4%
3,800	Amerada Hess Corp.	$313,044
4,800	BP PLC, Sponsored ADR	280,320
8,800	Exxon Mobil Corp.	451,088
4,200	Royal Dutch Petroleum Co., NY Shares	240,996

		1,285,448

	TOTAL ENERGY	4,297,056

FINANCIALS — 18.8%
Banks — 6.8%
40,144	Bank of America Corp.	1,886,367
63,700	The Bank of New York Co., Inc.	2,128,854
5,600	Mercantile Bankshares Corp.	292,320
5,400	SunTrust Banks, Inc.	398,952
29,000	Wachovia Corp.	1,525,400

		6,231,893

Diversified Financial Services — 5.9%
20,700	American Express Co.	1,166,859
78,500	JPMorgan Chase & Co.	3,062,285
19,400	Merrill Lynch & Co., Inc.	1,159,538

		5,388,682

Insurance — 6.1%
21,200	The Allstate Corp.	1,096,464
33,000	American International Group, Inc.	2,167,110
575	Berkshire Hathaway, Inc., Class B Shares (b)	1,688,200
5,600	The Chubb Corp.	430,640
12,300	Horace Mann Educators Corp.	234,684

		5,617,098

	TOTAL FINANCIALS	17,237,673

HEALTHCARE — 4.6%
Healthcare Providers & Services — 0.4%
4,300	CIGNA Corp.	350,751

Pharmaceuticals — 4.2%
31,400	Abbott Laboratories	1,464,810
6,800	Bristol-Myers Squibb Co.	174,216
11,600	Merck & Co., Inc.	372,824
57,058	Pfizer, Inc.	1,534,290
8,500	Wyeth	362,015

		3,908,155

	TOTAL HEALTHCARE	4,258,906

INDUSTRIALS — 2.8%
Air Freight & Logistics — 0.2%
1,600	United Parcel Service, Inc., Class B Shares	136,736

Industrial Conglomerates — 1.9%
48,300	General Electric Co.	1,762,950

Road & Rail — 0.7%
10,500	Canadian National Railway Co.	643,125

	TOTAL INDUSTRIALS	2,542,811

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Shares	Security	Value
INFORMATION TECHNOLOGY — 10.4%
Communications Equipment — 3.0%
44,400	Cisco Systems, Inc. (b)	$856,920
260,200	Lucent Technologies, Inc. (a)(b)	978,352
54,800	Motorola, Inc.	942,560

		2,777,832

Computers & Peripherals — 4.3%
34,919	Hewlett-Packard Co.	732,251
22,900	International Business Machines Corp.	2,257,482
179,800	Sun Microsystems, Inc. (b)	967,324

		3,957,057

Semiconductor Equipment & Products — 1.6%
6,050	Freescale Semiconductor, Inc., Class B Shares (b)	111,078
5,200	Intel Corp.	121,628
49,600	Texas Instruments, Inc.	1,221,152

		1,453,858

Software — 1.5%
50,200	Microsoft Corp.	1,340,842

	TOTAL INFORMATION TECHNOLOGY	9,529,589

MATERIALS — 1.3%
Chemicals — 0.2%
2,283	Monsanto Co.	126,821

Metals & Mining — 1.1%
32,600	Alcoa, Inc.	1,024,292

Paper & Forest Products — 0.0%
181	Neenah Paper, Inc.	5,901

	TOTAL MATERIALS	1,157,014

TELECOMMUNICATION SERVICES — 2.3%
Diversified Telecommunication Services — 2.3%
11,840	AT&T Corp.	225,670
14,700	SBC Communications, Inc.	378,819
36,252	Verizon Communications, Inc.	1,468,568

	TOTAL TELECOMMUNICATION SERVICES	2,073,057

UTILITIES — 0.2%
Electric Utilities — 0.2%
6,600	American Electric Power Co., Inc.	226,644

	TOTAL COMMON STOCK (Cost — $53,434,862)	58,915,614

Face Amount
U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 19.4%
	Federal Home Loan Mortgage Corp. (FHLMC):
$ 900,000	5.000%, 15 year (c)(d)	913,781
570,000	5.500%, 15 year (c)(d)	588,703
1,125,000	5.000%, 30 year (c)(d)	1,117,266
550,000	5.500%, 30 year (c)(d)	558,766
1,000,000	6.000%, 30 year (c)(d)	1,033,125
	Federal National Mortgage Association (FNMA):
800,000	5.500% due 2/15/06	821,565

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
U.S. GOVERNMENT AGENCIES & OBLIGATIONS — 19.4% (continued)
	Federal National Mortgage Association (FNMA): (continued)
$ 450,000	6.250% due 2/1/11	$493,968
14,523	7.000% due 7/1/15	15,402
255,303	6.500% due 6/1/28	268,360
67,644	6.500% due 7/1/28	71,103
18,456	7.000% due 2/1/29	19,610
54,318	8.000% due 1/1/31	58,915
11,338	7.500% due 3/1/31	12,152
187,362	5.000% due 3/1/34	186,322
930,000	4.500%, 15 year (c)(d)	927,094
275,000	4.500%, 30 year (c)(d)	265,805
675,000	5.000%, 30 year (c)(d)	669,727
2,500,000	5.500%, 30 year (c)(d)	2,538,280
500,000	6.000%, 30 year (c)(d)	517,031
1,160,000	6.500%, 30 year (c)(d)	1,216,550
250,000	Government National Mortgage Association (GNMA) 5.000%, 30 year (c)(d)	250,000
	U.S. Treasury (a):
1,405,000	Bonds, 5.375% due 2/15/31	1,519,706
	Notes:
1,000,000	2.500% due 10/31/06	990,976
654,000	3.250% due 1/15/09	648,533
1,325,000	6.500% due 2/15/10	1,500,511
550,000	4.375% due 8/15/12	563,299

	TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS (Cost — $17,397,766)	17,766,550

CORPORATE BONDS & NOTES — 11.1%
CONSUMER DISCRETIONARY — 1.7%
Auto Components — 0.3%
250,000	Johnson Controls, Inc., Notes, 5.000% due 11/15/06	256,773

Automobiles — 0.1%
125,000	Ford Motor Co., Notes, 7.450% due 7/16/31 (a)	126,081

Hotels, Restaurants & Leisure — 0.2%
175,000	Carnival Corp., 3.750% due 11/15/07	175,324

Household Durables — 0.4%
175,000	Centex Corp., Sr. Notes, 5.125% due 10/1/13	175,475
200,000	MDC Holdings, Inc., 5.500% due 5/15/13	203,401

		378,876

Media — 0.4%
150,000	Comcast Cable Communication Holdings Inc., 8.375% due 3/15/13	185,250
125,000	Time Warner, Inc., 7.625% due 4/15/31	151,695

		336,945

Multiline Retail — 0.3%
275,000	Wal-Mart Stores, Inc., Sr. Notes, 6.875% due 8/10/09	309,102

	TOTAL CONSUMER DISCRETIONARY	1,583,101

CONSUMER STAPLES — 0.4%
Food & Drug Retailing — 0.1%
125,000	Safeway, Inc., Debentures, 7.250% due 2/1/31	143,727

Food Products — 0.3%
175,000	Kellogg Co., Notes, Series B, 6.600% due 4/1/11	196,293

	TOTAL CONSUMER STAPLES	340,020

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
ENERGY — 0.9%
Energy Equipment & Services — 0.2%
$175,000	Precision Drilling Corp., Notes, 5.625% due 6/1/14	$182,558

Oil & Gas — 0.7%
225,000	Tosco Corp., Notes, 8.125% due 2/15/30	301,266
175,000	Valero Energy Corp., Notes, 7.500% due 4/15/32	211,761
175,000	XTO Energy, Inc., Notes, 4.900% due 2/1/14	174,930

		687,957

	TOTAL ENERGY	870,515

FINANCIALS — 4.8%
Banks —1.1%
175,000	Astoria Financial Corp., Notes, 5.750% due 10/15/12	181,921
250,000	Bank One Corp., Notes, 6.875% due 8/1/06	263,908
150,000	Independence Community Bank Corp., Notes, 3.500% due 6/20/13 (e)	144,675
200,000	Standard Chartered Bank, Sub. Notes, 8.000% due 5/30/31 (f)	255,350
140,000	Webster Bank, Sub. Notes, 5.875% due 1/15/13	147,053

		992,907

Diversified Financial Services — 3.2%
225,000	CIT Group, Inc., Sr. Notes, 7.750% due 4/2/12	266,712
175,000	Capital One Bank, Notes, 5.750% due 9/15/10	185,867
250,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	281,433
275,000	Countrywide Home Loans, Inc., Medium Term Notes, Series L, 4.000% due 3/22/11	267,735
140,000	Ford Motor Credit Co., Notes, 7.875% due 6/15/10	154,418
250,000	General Electric Capital Corp., Medium Term Notes, Series A, 2.581% due 6/22/07 (e)	250,316
135,000	General Motors Acceptance Corp., Notes, 6.875% due 9/15/11	138,531
200,000	HSBC Finance Corp., Notes, 8.000% due 7/15/10	235,656
250,000	Lehman Brothers Holdings Inc., Notes, 7.000% due 2/1/08	273,337
275,000	Morgan Stanley, Sub. Notes, 4.750% due 4/1/14	268,457
175,000	Pemex Finance Ltd., Notes, 9.030% due 2/15/11	201,886
250,000	SLM Corp., Medium Term Notes, Series A, 2.300% due 1/26/09 (e)	250,289
150,000	Textron Financial Corp., Medium Term Notes, Series E, 2.750% due 6/1/06	148,249

		2,922,886

Insurance — 0.4%
175,000	Infinity Property and Casualty Corp., Sr. Notes, Series B, 5.500% due 2/18/14	173,199
175,000	Unitrin, Inc., Sr. Notes, 4.875% due 11/1/10	174,052

		347,251

Real Estate — 0.1%
100,000	Boston Properties, Inc., Sr. Notes, 6.250% due 1/15/13	108,666

	TOTAL FINANCIALS	4,371,710

HEALTHCARE — 1.1%
Healthcare Providers & Services — 0.8%
145,000	HCA, Inc., Notes, 7.125% due 6/1/06	150,560
150,000	Humana, Inc., Sr. Notes, 6.300% due 8/1/18	154,199
250,000	UnitedHealth Group, Inc., Notes, 4.125% due 8/15/09	250,095
175,000	WellPoint Health Networks, Inc., Notes, 6.375% due 6/15/06	182,281

		737,135

Pharmaceuticals — 0.3%
225,000	Wyeth, Notes, 5.500% due 3/15/13	234,233

	TOTAL HEALTHCARE	971,368

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Face Amount	Security	Value
INDUSTRIALS — 1.1%
Aerospace & Defense — 0.2%
$150,000	Goodrich Corp., Notes, 7.500% due 4/15/08	$166,181

Building Products — 0.2%
150,000	Masco Corp., Bonds, 6.500% due 8/15/32	165,352

Commercial Services & Supplies — 0.5%
250,000	Cintas Corp., 6.000% due 6/1/12	273,924
250,000	International Lease Finance Corp., Medium Term Notes, Series O, 4.375% due 11/1/09	250,826

		524,750

Road & Rail — 0.2%
200,000	Union Pacific Corp., Pass-Through Certificates, Series 2004-1, 5.404% due 7/2/25	204,639

	TOTAL INDUSTRIALS	1,060,922

MATERIALS — 0.2%
Paper & Forest Products — 0.2%
175,000	Domtar, Inc., Notes, 5.375% due 12/1/13 (a)	173,563

TELECOMMUNICATION SERVICES — 0.6%
Diversified Telecommunication Services — 0.4%
150,000	Sprint Capital Corp., 6.900% due 5/1/19	168,196
175,000	Telecom Italia Capital S.A., 5.250% due 11/15/13	177,190

		345,386

Wireless Telecommunication Services — 0.2%
125,000	AT&T Wireless Services, Inc., Sr. Notes, 8.750% due 3/1/31	169,054

	TOTAL TELECOMMUNICATION SERVICES	514,440

UTILITIES — 0.3%
Electric Utilities — 0.2%
150,000	Dominion Resources, Inc., Sr. Notes, Series B, 6.250% due 6/30/12	164,015

Multi-Utilities & Unregulated Power — 0.1%
150,000	United Utilities PLC, Bonds, 4.550% due 6/19/18	137,751

	TOTAL UTILITIES	301,766

	TOTAL CORPORATE BONDS & NOTES (Cost — $9,982,840)	10,187,405

SOVEREIGN BONDS — 0.3%
Canada — 0.3%
250,000	Province of Ontario, Notes, 3.282% due 3/28/08 (Cost — $250,198)	247,046

ASSET-BACKED SECURITIES — 2.8%
500,000	AmeriCredit Automobile Receivables Trust, Series 2004-AF, Class A4, 2.870% due 2/7/11	495,742
150,000	Atlantic City Electric Transition Funding LLC, Series 2002-1, Class A4, 5.550% due 10/20/23	157,927
625,000	Capital One Master Trust, Series 2001-5, Class A, 5.300% due 6/15/09	644,382
500,000	Centex Home Equity, Series 2003-B, Class AF4, 3.235% due 2/25/32	490,032
487,591	Household Automotive Trust, Series 2003-1, Class A3, 1.730% due 12/17/07	484,678
250,000	Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09	257,760
48,158	Residential Asset Securities Corp., Series 1999-KS2, Class AI7, 7.390% due 6/25/28	48,439
21,478	Soundview Home Equity Loan Trust, Series 2000-1, Class AIF, 8.640% due 5/25/30	22,116

	TOTAL ASSET-BACKED SECURITIES (Cost — $2,612,136)	2,601,076

See Notes to Financial Statements.

Schedule of Investments

December 31, 2004 (continued)

Warrants	Security	Value
WARRANTS — 0.0%
INFORMATION TECHNOLOGY — 0.0%
Communications Equipment — 0.0%
1,239	Lucent Technologies, Inc., (Exercise price of $2.75 per share expiring on 12/10/07. Each warrant exercisable for 1 share of common stock.) (Cost — $0) (b)	$1,958

	SUB-TOTAL INVESTMENTS (Cost — $83,677,802)	89,719,649

Face Amount
REPURCHASE AGREEMENTS — 14.6%
$2,336,000	Goldman Sachs & Co. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $2,336,436; (Fully collateralized by various U.S. Government Obligations, 0.000% to 13.875% due 2/15/05 to 4/15/32; Market value — $2,382,720) (g)	2,336,000
5,000,000	Merrill Lynch & Co., Inc. dated 12/31/04, 2.240% due 1/3/05; Proceeds at maturity — $5,000,993; (Fully collateralized by various U.S. Government Agency Obligations, 1.750% to 6.200% due 4/17/06 to 12/30/24; Market value — $5,100,000) (g)	5,000,000
990,000	State Street Bank & Trust Co. dated 12/31/04, 1.400% due 1/3/05; Proceeds at maturity — $990,116; (Fully collateralized by U.S. Government Agency Obligations, 2.500% due 11/15/05; Market value — $1,014,595)	990,000
5,000,000	UBS Securities LLC dated 12/31/04, 2.170% due 1/3/05; Proceeds at maturity — $5,000,904; (Fully collateralized by International Bank for Reconstruction & Development Notes & Bonds, and various U.S. Government Agency Obligations, 0.000% to 8.875% due 1/18/05 to 3/11/31; Market value — $5,100,000) (g)	5,000,000

	TOTAL REPURCHASE AGREEMENTS (Cost — $13,326,000)	13,326,000

	TOTAL INVESTMENTS — 112.5% (Cost — $97,003,802*)	103,045,649
	Liabilities in Excess of Other Assets — (12.5%)	(11,417,461)

	TOTAL NET ASSETS — 100.0%	$91,628,188

Shares

SECURITIES PURCHASED WITH LOANED SECURITIES COLLATERAL
7,113,634	State Street Navigator Securities Lending Trust Prime Portfolio (Cost — $7,113,634)	$7,113,634

(a)	All or a portion of this security is on loan (See Notes 1 and 3).
(b)	Non-income producing security.
(c)	All or a portion of this security acquired under mortgage dollar roll agreement (See Notes 1 and 3).
(d)	Security is issued on a to-be-announced basis (See Note 1).
(e)	Rate shown reflects rate in effect at December 31, 2004 on instrument with variable rate or step coupon rates.
(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid pursuant to guidelines approved by the Board of Directors.
(g)	Securities with an aggregate market value of $12,336,000 are segregated for to-be-announced securities.
*	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR  —  American Depositary Receipt.

See Notes to Financial Statements.

Statement of Assets and Liabilities

December 31, 2004

ASSETS:
Investments, at value (Cost — $83,677,802)	$89,719,649
Repurchase agreements, at value (Cost — $13,326,000)	13,326,000

Total investments, at value (Cost — $97,003,802)	103,045,649
Securities purchased with loaned securities collateral, at value (Cost — $7,113,634) (Notes 1 and 3)	7,113,634
Cash	1,079
Dividends and interest receivable	341,393
Paydown receivable	12,409
Receivable for Fund shares sold	61
Other assets	1,058

Total Assets	110,515,283

LIABILITIES:
Payable for securities purchased	10,615,061
Payable for loaned securities collateral (Notes 1 and 3)	7,113,634
Payable for Fund shares reacquired	1,029,754
Management fee payable	53,215
Deferred dollar roll income	9,553
Distribution plan fees payable	405
Directors’ fees payable	343
Accrued expenses	65,130

Total Liabilities	18,887,095

Total Net Assets	$91,628,188

NET ASSETS:
Par value of capital shares (Note 7)	$8,121
Capital paid in excess of par value	85,310,799
Accumulated net realized gain from investment transactions	267,395
Net unrealized appreciation of investments and foreign currencies	6,041,873

Total Net Assets	$91,628,188

Net Asset Value:
Class I ($84,890,366 ÷ 7,530,503 shares outstanding)	$11.27

Class II ($6,737,822 ÷ 590,357 shares outstanding)	$11.41

See Notes to Financial Statements.

Statement of Operations

For the Year Ended December 31, 2004

INVESTMENT INCOME:
Interest	$1,394,849
Dividends	1,100,941
Securities lending (Notes 1 and 3)	9,396
Less: Foreign withholding tax	(8,212)

Total Investment Income	2,496,974

EXPENSES:
Management fee (Note 2)	717,518
Shareholder communications (Note 5)	46,639
Audit and tax fees	30,600
Custody	28,801
Administration fee (Note 2)	27,147
Directors’ fees	13,001
Legal	13,001
Distribution plan fees (Notes 2 and 5)	11,007
Registration fees	501
Transfer agency services (Note 5)	248
Other	9,501

Total Expenses	897,964
Less: Expense reimbursement (Note 2)	(4,970)

Net Expenses	892,994

Net Investment Income	1,603,980

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	1,785,566

Net Change in Unrealized Appreciation/Depreciation From:
Investments	4,285,753
Foreign currencies	26

Net Change in Unrealized Appreciation/Depreciation	4,285,779

Net Gain on Investments and Foreign Currencies	6,071,345

Increase in Net Assets From Operations	$7,675,325

See Notes to Financial Statements.

Statements of Changes in Net Assets

For the Years Ended December 31,

	2004	2003
OPERATIONS:
Net investment income	$1,603,980	$1,356,343
Net realized gain	1,785,566	1,755,048
Net change in unrealized appreciation/depreciation	4,285,779	9,591,774

Increase in Net Assets From Operations	7,675,325	12,703,165

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(1,634,345)	(1,378,328)
Net realized gains	(1,664,394)	(1,069,143)

Decrease in Net Assets From Distributions to Shareholders	(3,298,739)	(2,447,471)

FUND SHARE TRANSACTIONS (NOTE 7):
Proceeds from sale of shares	15,012,198	12,460,871
Net asset value of shares issued for reinvestment of distributions	3,298,739	2,447,471
Cost of shares reacquired	(23,131,712)	(15,067,823)

Decrease in Net Assets From Fund Share Transactions	(4,820,775)	(159,481)

Increase (Decrease) in Net Assets	(444,189)	10,096,213

NET ASSETS:
Beginning of year	92,072,377	81,976,164

End of year*	$91,628,188	$92,072,377

* Includes undistributed net investment income of:	—	$20,612

See Notes to Financial Statements.

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended December 31:

	Class I Shares
	2004		2003		2002(1)		2001		2000
Net Asset Value, Beginning of Year	$10.75		$9.53		$10.39		$10.70		$10.23

Income (Loss) From Operations:
Net investment income	0.21		0.17		0.19		0.22		0.34
Net realized and unrealized gain (loss)	0.73		1.35		(0.90)		(0.31)		0.47

Total Income (Loss) From Operations	0.94		1.52		(0.71)		(0.09)		0.81

Less Distributions From:
Net investment income	(0.21)		(0.17)		(0.15)		(0.22)		(0.34)
Net realized gains	(0.21)		(0.13)		—		—		—

Total Distributions	(0.42)		(0.30)		(0.15)		(0.22)		(0.34)

Net Asset Value, End of Year	$11.27		$10.75		$9.53		$10.39		$10.70

Total Return(2)	8.74%		15.92%		(6.87)%		(0.80)%		7.90%
Net Assets, End of Year (000s)	$84,890		$89,950		$81,976		$37,886		$25,600
Ratios to Average Net Assets:
Expenses(3)	0.96%		1.00	%(4)	1.00	%(4)	1.01	%(4)	1.00	%(4)
Net investment income	1.75		1.60		1.94		2.43		3.84
Portfolio Turnover Rate	27	%(5)	30%		16%		23%		34%

(1)	Per share amounts have been calculated using the monthly average shares method.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.00%.
(4)	The investment manager voluntarily waived a portion of its management fee for the years ended December 31, 2003, 2002, 2001 and 2000. If such fees were not voluntarily waived, the actual expense ratios would have been 1.01%, 1.01%, 1.15% and 1.34%, respectively.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 156%.

See Notes to Financial Statements.

Financial Highlights

(continued)

For a share of each class of capital stock outstanding throughout each year or period ended December 31:

	Class II Shares
	2004		2003(1)
Net Asset Value, Beginning of Period	$10.87		$10.37

Income From Operations:
Net investment income	0.12		0.03
Net realized and unrealized gain	0.80		0.63

Total Income From Operations	0.92		0.66

Less Distributions From:
Net investment income	(0.17)		(0.03)
Net realized gains	(0.21)		(0.13)

Total Distributions	(0.38)		(0.16)

Net Asset Value, End of Period	$11.41		$10.87

Total Return(2)	8.49%		6.33%‡
Net Assets, End of Period (000s)	$6,738		$2,122
Ratios to Average Net Assets:
Expenses(3)(4)	1.25%		1.25%†
Net investment income	1.55		1.25 †
Portfolio Turnover Rate	27	%(5)	30%

(1)	For the period June 6, 2003 (inception date) to December 31, 2003.
(2)	Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets will not exceed 1.25%.
(4)	The investment manager voluntarily reimbursed expenses and/or waived a portion of its management fee for the year ended December 31, 2004 and the period ended December 31, 2003. If such expenses were not reimbursed and/or fees not waived, the actual expense ratios would have been 1.36% and 1.29% (annualized), respectively.
(5)	Excluding mortgage dollar roll transactions. If mortgage dollar rolls transactions had been included, the portfolio turnover rate would have been 156%.
‡	Total return is not annualized, as it may not be representative of the total return for the year.
†	Annualized.

See Notes to Financial Statements.

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund (“Fund”), a separate diversified investment fund of the Salomon Brothers Variable Series Funds Inc (“Company”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies, including the affiliates of the investment manager, and qualified pension and retirement plans.

The following are significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Securities traded on national securities markets are valued at the closing price on such markets.

Securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price on that day, at the last sale price. Securities traded in the over-the-counter market, listed securities for which no sales prices were reported and U.S. government agencies and obligations are valued at the mean between the bid and asked prices. Debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services. When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that a custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as investment income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(d) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities, which have not yet been issued by the issuer, for which specific information is not known, for example the face amount and maturity date. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

Notes to Financial Statements

(continued)

(e) Mortgage Dollar Rolls. The Fund enters into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

When the Fund enters into mortgage dollar roll transactions it is subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(f) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method.

(g) Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rates on the date of valuation. Translation gains or losses resulting from changes in the exchange rates during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rates from that which is due to changes in market prices of the securities.

(h) Dividends and Distributions to Shareholders. Dividends from net investment income and distributions of net realized gains to shareholders of the Fund, if any, are declared at least annually. Dividends and distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from GAAP.

(i) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of the relative daily net assets of each class. Distribution, transfer agency services and shareholder communications fees relating to a specific class are charged directly to that class.

(j) Expenses. Direct expenses are charged to the Fund; general expenses of the Company are allocated to the funds within the Company based on each fund’s relative net assets.

(k) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(l) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $9,753 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income, as a result of permanent differences attributable to income from mortgage-backed securities treated as capital gain for tax. This reclassification has no effect on net assets or net asset values per share.

Notes to Financial Statements

(continued)

2.  Management Agreement and Other Transactions with Affiliates

Salomon Brothers Asset Management Inc (“SBAM”), an indirect wholly-owned subsidiary of Citigroup Inc. (“Citigroup”), acts as investment manager to the Fund. Effective August 1, 2004, under the new investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of the Fund’s average daily net assets. Prior to August 1, 2004, the Fund paid an investment management fee calculated at an annual rate of 0.80% of the Fund’s average daily net assets. The investment management fee is calculated daily and paid monthly.

During the year ended December 31, 2004, the Fund’s Class I and II shares had voluntary expense limitations in place of 1.00% and 1.25%, respectively, of each class’ respective average daily net assets, resulting in an expense reimbursement of $4,970. These expense limitations can be terminated at any time.

Smith Barney Fund Management LLC (“SBFM”), another indirect wholly-owned subsidiary of Citigroup acts as administrator to the Fund. Effective August 1, 2004, the Fund will no longer pay an administration fee. Prior to August 1, 2004, as compensation for its services, the Fund paid SBFM an administration fee calculated at an annual rate of 0.05% of the Fund’s average daily net assets. This administration fee was calculated daily and paid monthly.

Citigroup Global Markets Inc. (“CGM”), another indirect wholly-owned subsidiary of Citigroup, acts as the Fund’s distributor.

During the year ended December 31, 2004, CGM and its affiliates received brokerage commissions of $1,625.

During the year ended December 31, 2004, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the investment manager.

During the year ended December 31, 2004, Citigroup or affiliated entities, held shares of the Fund in non-discretionary nominee accounts on behalf of certain non-affiliated investors.

All officers and one Director of the Company are employees of Citigroup or its affiliates and do not receive compensation from the Company.

3.  Investments

During the year ended December 31, 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments and mortgage dollar rolls) were as follows:

Purchases:
U.S. government agencies & obligations	$14,932,720
Other investment securities	9,824,909

$24,757,629

Sales:
U.S. government agencies & obligations	$18,772,367
Other investment securities	14,010,923

$32,783,290

Notes to Financial Statements

(continued)

At December 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$10,049,933
Gross unrealized depreciation	(4,008,086)

Net unrealized appreciation	$6,041,847

For the year ended December 31, 2004, the Fund recorded interest income of $327,973 related to dollar rolls.

The average monthly balance of mortgage dollar rolls outstanding during the year ended December 31, 2004 was $9,899,205. At December 31, 2004, the Fund had outstanding mortgage dollar rolls with a total cost of $10,437,097. There were no dollar rolls outstanding in excess of 10% of net assets at December 31, 2004.

At December 31, 2004, the Fund had loaned securities having a market value of $6,945,916. The Fund received cash collateral amounting to $7,113,634 which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund, registered under the 1940 Act.

4.  Line of Credit

The Fund, along with other affiliated funds, entered into an agreement with a bank which allows the funds collectively to borrow up to $100 million. At the meeting held on December 9, 2004, the Board of Directors approved increasing the line of credit to $150 million; this increase in the line of credit was secured as of December 31, 2004. Interest on borrowing, if any, is charged to the specific fund executing the borrowing at the base rate of the bank. The line of credit requires a quarterly payment of a commitment fee based on the average daily unused portion of the line of credit. For the year ended December 31, 2004, the commitment fee allocated to the Fund was $2,875. Since the line of credit was established there have been no borrowings.

5.  Class Specific Expenses

Pursuant to a Rule 12b-1 Distribution Plan, the Fund pays a distribution fee with respect to its Class II shares calculated at an annual rate of 0.25% of the average daily net assets of the class. For the year ended December 31, 2004, total Rule 12b-1 Distribution Plan fees, which are accrued daily and paid monthly were $11,007, for Class II shares.

For the year ended December 31, 2004, total Transfer Agency Service expenses were as follows:

	Class I	Class II
Transfer Agency Service Expenses	$214	$34

For the year ended December 31, 2004, total Shareholder Communication expenses were as follows:

	Class I	Class II
Shareholder Communication Expenses	$37,804	$8,835

Notes to Financial Statements

(continued)

6.  Distributions Paid to Shareholders by Class

	Year Ended December 31, 2004	Year Ended December 31, 2003
Class I
Net investment income	$1,536,813	$1,372,789
Net realized gains	1,549,246	1,044,565

Total	$3,086,059	$2,417,354

Class II
Net investment income	$97,532	$5,539
Net realized gains	115,148	24,578

Total	$212,680	$30,117

7.  Capital Stock

At December 31, 2004, the Company had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses as discussed in Note 5.

Transactions in shares were as follows:

	Year Ended December 31, 2004		Year Ended December 31, 2003*
	Shares	Amount	Shares	Amount
Class I
Shares sold	945,354	$10,439,046	1,048,657	$10,370,738
Shares issued on reinvestment	274,446	3,086,059	225,616	2,417,354
Shares reacquired	(2,057,494)	(22,758,994)	(1,506,670)	(14,993,707)

Net Decrease	(837,694)	$(9,233,889)	(232,397)	$(2,205,615)

Class II
Shares sold	409,536	$4,573,152	199,396	$2,090,133
Shares issued on reinvestment	18,674	212,680	2,776	30,117
Shares reacquired	(32,993)	(372,718)	(7,032)	(74,116)

Net Increase	395,217	$4,413,114	195,140	$2,046,134

*	For Class II shares, transactions are for the period June 6, 2003 (inception date) to December 31, 2003.

8.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

	2004	2003
Distributions paid from:
Ordinary income	$1,807,612	$1,479,554
Net long-term capital gains	1,491,127	967,917

Total Distributions Paid	$3,298,739	$2,447,471

Notes to Financial Statements

(continued)

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$64,505
Undistributed long-term capital gains — net	202,890

Total undistributed earnings	267,395
Unrealized appreciation	6,041,873

Total Accumulated Earnings	$6,309,268

9.  Additional Information

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission (“SEC”) has notified Citigroup Asset Management (“CAM”), the Citigroup business unit that includes the funds’ investment manager and other investment advisory companies; Citicorp Trust Bank (“CTB”), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and two of whom are former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor’s business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made. As previously disclosed, CAM has already paid the applicable funds, primarily through voluntary fee waivers, a total of approximately $17 million (plus interest), which is the amount of the revenue received by Citigroup relating to the revenue guarantee.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM’s initiation and operation of, and compensation for, the transfer agent business and CAM’s retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the SEC’s investigation and is seeking to resolve the matter in discussions with the SEC Staff. On January 20, 2005, Citigroup stated that it had established an aggregate reserve of $196 million ($25 million in the third quarter of 2004 and $171 million in the fourth quarter of 2004) related to its discussions with the SEC Staff. Settlement negotiations are ongoing and any settlement of this matter with the SEC will require approval by the Citigroup Board and acceptance by the Commission.

Unless and until any settlement is consummated, there can be no assurance that any amount reserved by Citigroup will be distributed. Nor is there at this time any certainty as to how the proceeds of any settlement would be distributed, to whom any such distribution would be made, the methodology by which such distribution would be allocated, and when such distribution would be made.

Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the funds. The Fund did not implement the contractual arrangement described above and will not receive any payments.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Salomon Brothers Variable Series Funds Inc

and Shareholders of Salomon Brothers Variable Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund (the “Fund”, a portfolio of Salomon Brothers Variable Series Funds Inc) at December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, NY

February 18, 2005

Additional Information

(unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors of the Company and is available by contacting the transfer agent at 1-800-SALOMON.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman Colman Consulting Co. 278 Hawley Road North Salem, NY 10560 Birth Year: 1946	Director	Since 1998	President, Colman Consulting Co.	37	None

Daniel P. Cronin 24 Woodlawn Avenue New Rochelle, NY 10804 Birth Year: 1946	Director	Since 1998	Associate General Counsel, Pfizer Inc.	34	None

Leslie H. Gelb 150 East 69th Street New York, NY 10021 Birth Year: 1937	Director	Since 2002	President Emeritus and Senior Board Fellow, The Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor, Op-Ed Page, The New York Times	34	Director of two registered investment companies advised by Advantage Advisers, Inc. (“Advantage”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director	Since 2003	President, WR Hutchinson & Associates, Inc. (consultant); Group Vice President, Mergers & Acquisitions, BP p.l.c.	44	Director, Associated Banc-Corp

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave. NW Washington, DC 20036 Birth Year: 1938	Director	Since 2002	Professor and Director, Latin American Studies Program, Paul H. Nitze School of Advanced International Studies, The Johns Hopkins University	34	None

Jeswald W. Salacuse Tufts University The Fletcher School of Law & Diplomacy 160 Packard Avenue Medford, MA 02155 Birth Year: 1938	Director	Since 2002	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law & Diplomacy, Tufts University	34	Director of two registered investment companies advised by Advantage

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Citigroup Asset Management (“CAM”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Citigroup Global Markets Inc. (“CGM”); Chairman, President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”), Travelers Investment Adviser, Inc (“TIA”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Citigroup Inc. (“Citigroup”); formerly, Portfolio Manager of Smith Barney Allocation Series Inc. (from 1996 to 2001) and Smith Barney Growth and Income Fund (from 1996 to 2000)	219	None

Officers:
Andrew B. Shoup CAM 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of CAM; Senior Vice President and Chief Administrative Officer of mutual funds associated with Citigroup; Head of International Funds Administration of CAM (from 2001 to 2003); Director of Global Funds Administration of CAM (from 2000 to 2001); Head of U.S. Citibank Funds Administration of CAM (from 1998 to 2000)	N/A	N/A

Frances M. Guggino CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1957	Chief Financial Officer and Treasurer	Since 2004	Vice President of CAM; Chief Financial Officer and Treasurer of certain mutual funds associated with Citigroup; Controller of certain mutual funds associated with Citigroup (from 1999 to 2004)	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Executive Vice President	Since 2002	Managing Director of Salomon Brothers Asset Management Inc (“SBAM”)	N/A	N/A

James E. Craige, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1967	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Robert Feitler CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Vincent Gao, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1974	Executive Vice President	Since 2004	Director of SBAM	N/A	N/A

John G. Goode CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1944	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Peter J. Hable CAM One Sansome Street 36th Floor San Francisco, CA 94104 Birth Year: 1958	Executive Vice President	Since 2002	Managing Director of SBAM	N/A	N/A

Roger M. Lavan, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1963	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Mark J. McAllister, CFA CAM 399 Park Avenue 4th Floor New York, NY 10022 Birth Year: 1962	Executive Vice President	Since 2004	Managing Director of SBAM	N/A	N/A

Beth A. Semmel, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1960	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Additional Information

(unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Peter J. Wilby, CFA CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1958	Executive Vice President	Since 1995	Managing Director of SBAM	N/A	N/A

George J. Williamson CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1933	Executive Vice President	Since 1998	Managing Director of SBAM	N/A	N/A

Andrew Beagley CAM 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1962	Vice President and Chief Anti-Money Laundering Compliance Officer Chief Compliance Officer	Since 2002 Since 2004	Chief Anti-Money Laundering Compliance Officer, Chief Compliance Officer and Vice President of certain mutual funds associated with Citigroup; Director of Compliance, Europe, the Middle East and Africa, Citigroup Asset Management (from 1999 to 2000); Chief Compliance Officer, SBFM, CFM, TIA, Salomon Brothers Asset Management Limited, Smith Barney Global Capital Management Inc.	N/A	N/A

Wendy S. Setnicka CAM 125 Broad Street, 10th Floor New York, NY 10004 Birth Year: 1964	Controller	Since 2004	Vice President of CAM Controller of certain mutual funds associated with Citigroup; Assistant Controller of certain mutual funds associated with Citigroup (from 2002 to 2004); Accounting Manager with CGM (from 1998 to 2002)	N/A	N/A

Robert I. Frenkel CAM 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for CAM and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Citigroup	N/A	N/A

*	Directors are elected until the Investment Company’s next annual meeting and until their successors are elected and qualified. Officers are elected or appointed by Directors and hold office until they resign, are removed or are otherwise disqualified to serve.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and certain of its affiliates.

Important Tax Information

(unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2004.

Record Date	6/24/2004	12/27/2004

Payable Date	6/25/2004	12/28/2004

Long-Term Capital Gain Distributions Paid Per Share	$0.0183	$0.1689

Interest from Federal Obligations	9.47%	9.47%

Dividends Qualifying for the Dividends Received Deduction for Corporations	55.58%	55.58%

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Salomon Brothers Variable Series Funds Inc

Directors

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

Chairman

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE

Officers

R. JAY GERKEN, CFA

President and Chief Executive Officer

ANDREW B. SHOUP

Senior Vice President and
Chief Administrative Officer

FRANCES M. GUGGINO

Chief Financial Officer and Treasurer

ALAN J. Blake

Executive Vice President

JAMES E. CRAIGE, CFA

Executive Vice President

ROBERT FEITLER

Executive Vice President

VINCENT GAO, CFA

Executive Vice President

John G. Goode

Executive Vice President

Peter J. Hable

Executive Vice President

ROGER M. LAVAN, CFA

Executive Vice President

MARK J. MCALLISTER, CFA

Executive Vice President

BETH A. SEMMEL, CFA

Executive Vice President

PETER J. WILBY, CFA

Executive Vice President

GEORGE J. WILLIAMSON

Executive Vice President

ANDREW BEAGLEY

Vice President, Chief Anti-Money Laundering Compliance Officer and Chief Compliance Officer

WENDY S. SETNICKA

Controller

ROBERT I. FRENKEL

Secretary and Chief Legal Officer

Investment Manager

Salomon Brothers Asset Management Inc

399 Park Avenue

New York, New York 10022

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, Massachusetts 02110

Legal Counsel

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, New York 10017

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

Salomon Brothers Variable Series Funds Inc

Salomon Brothers Variable Total Return Fund

The Fund is a separate investment fund of the Salomon Brothers Variable Series Funds Inc, a Maryland corporation.

This report is submitted for the general information of the shareholders of Salomon Brothers Variable Series Funds Inc — Salomon Brothers Variable Total Return Fund and is not for use with the general public.

This report must be preceded or accompanied by a free prospectus. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013 (2) on the Fund’s website at www.citigroupAM.com and (3) on the SEC’s website at www.sec.gov.

399 PARK AVENUE  •  NEW YORK, NEW YORK 10022

05-7849

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the Audit Committee’s financial expert. Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees for Salomon Brothers Variable Series Funds Inc were $190,000 and $173,500 for the years ended 12/31/04 and 12/31/03, respectively.

(b)	Audit-Related Fees for Salomon Brothers Variable Series Funds Inc were $0 and $0 for the years ended 12/31/04 and 12/31/03.

In addition, there were no Audit-Related Fees billed in the years ended 12/31/04 and 12/31/03 for assurance and related services by the Accountant to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Variable Series Funds Inc (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to December 31, 2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

(c)	Tax Fees for Salomon Brothers Variable Series Funds Inc were $25,200 and $25,200 for the years ended 12/31/04 and 12/31/03. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning) rendered by the Accountant to Salomon Brothers Variable Series Funds Inc.

There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through December 31, 2004 that required pre-approval by the Audit Committee.

(d)	There were no All Other Fees for Salomon Brothers Variable Series Funds Inc for the years ended 12/31/04 and 12/31/03.

All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management (“SBAM”), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Variable Series Funds Inc, requiring pre-approval by the Audit Committee for the period May 6, 2003 through December 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management (“CAM”) entities, a profitability review of the Adviser, and phase 1 of an analysis of Citigroup’s current and future real estate occupancy requirements in the tri-state area and security risk issues in the New York metro region were $1.39 million; all of which were pre-approved by the Audit Committee.

(e)	(1) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent registered public accounting firm to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the independent registered public accounting firm. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent registered public accounting firm, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Salomon Brothers Variable Series Funds Inc, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03; Tax Fees were 100% and 100% for the years ended 12/31/04 and 12/31/03. There were no Other Fees paid by the Salomon Brothers Variable Series Funds Inc.

(f)	N/A

(g)	Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Variable Series Funds Inc and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Variable Series Funds Inc were $3.5 million and $6.4 million for the years ended 12/31/04 and 12/31/03.

(h)	Yes. The Salomon Brothers Variable Series Funds Inc’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor’s independence. All services provided by the Accountant to the Salomon Brothers Variable Series Funds Inc or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Salomon Brothers Variable Series Funds Inc

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 11, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 11, 2005

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer of
Salomon Brothers Variable Series Funds Inc

Date:	March 11, 2005